UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 16, 2006

ANGIODYNAMICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-50761	11-3146460
(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York	12804
(Address of Principal Executive Offices)	(Zip Code)

(518) 798-1215

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 18, 2006, in connection with the election on January 16, 2006, of Peter J. Graham as a director of AngioDynamics, Inc. (the “Company”), the Company granted Mr. Graham an option under the Company’s 2004 Stock and Incentive Award Plan for 25,000 shares of the Company’s common stock. The option is exercisable at $28.43 per share and vests in four equal installments of 6,250 shares on the first four anniversaries of the grant date. Mr. Graham will also receive the standard compensation payable to all directors, consisting of an annual cash retainer of $24,000, board meeting fees of $1,500 per meeting, meeting fees of $750 per meeting for any committee to which he may be appointed, and the annual option grant for 6,000 shares of common stock made to each director following the end of the Company’s fiscal year.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)    On January 16, 2006, the Company’s Board of Directors (the “Board”) elected Peter J. Graham as a Class III director of the Company, effective immediately, for a term expiring at the 2006 annual meeting of stockholders, to fill the vacancy created by the death on December 28, 2005, of Howard S. Stern. Mr. Graham was the son-in-law of Mr. Stern, and is Senior Vice President-Chief Legal Officer, Global Human Resources and Secretary of E-Z-EM Inc., the Company’s former parent company. He served as corporate counsel and secretary of the Company from 1997 until its spin-off by E-Z-EM in October, 2004. There are no arrangements or understandings between Mr. Graham and any persons pursuant to which he was selected as a director. The Board has not yet determined the committees of the Board, if any, on which Mr. Graham will serve. There are no transactions between the Company and Mr. Graham that are reportable under Item 404(a) of Regulation S-K. On January 17, 2006, the Company issued a press release announcing Mr. Graham’s election, a copy of which is attached as Exhibit 99.1. hereto.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1

Summary of the Compensation of the Directors of AngioDynamics, Inc. (incorporated by reference to exhibit 10.1 to the registrant’s quarterly report on Form 10-Q/A for the quarterly period ended February 26, 2005).

10.2	AngioDynamics, Inc., 2004 Stock and Incentive Award Plan (incorporated by reference to exhibit 10.18 to the registrant’s registration statement on Form S-1, Commission file no. 333-113329).
10.3	Form of Non-Statutory Stock Option Agreement (incorporated by reference to exhibit 10.1 to the registrant’s quarterly report on Form 10-Q for the quarterly period ended August 28, 2004).

99.1	Press Release issued by AngioDynamics, Inc. on January 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2006	ANGIODYNAMICS, INC.

(Registrant)

By:  /s/ Joseph G. Gerardi

Joseph G. Gerardi

Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1

Summary of the Compensation of the Directors of AngioDynamics, Inc. (incorporated by reference to exhibit 10.1 to the registrant’s quarterly report on Form 10-Q/A for the quarterly period ended February 26, 2005).

10.2	AngioDynamics, Inc., 2004 Stock and Incentive Award Plan (incorporated by reference to exhibit 10.18 to the registrant’s registration statement on Form S-1, Commission file no. 333-113329).
10.3	Form of Non-Statutory Stock Option Agreement (incorporated by reference to exhibit 10.1 to the registrant’s quarterly report on Form 10-Q for the quarterly period ended August 28, 2004).
99.1	Press Release issued by AngioDynamics, Inc. on January 17, 2006.

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